Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of The TJX Companies, Inc. (the “Company”), does hereby certify that to my knowledge:

1	the Company’s Form 10-K for the fiscal year ended February 2, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2
the information contained in the Company’s Form 10-K for the fiscal year ended February 2, 2019 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott Goldenberg
Name:	Scott Goldenberg
Title:	Chief Financial Officer
Dated: April 3, 2019